FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
November 12, 2010

HORNE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50373	90-0182158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

3975 University Drive, Suite 100
Fairfax, VA 22030
(Address of principal executive offices, including zip code)

(703) 641-1100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 21, 2011, Horne International, Inc., received notification that the United States Court of Federal Claims had published its ruling in the matter of Spectrum Sciences and Software, Inc. vs. The United States, Case Number 04-l366C. The Court ruled in favor of Spectrum Sciences and Software, Inc., and awarded damages in the amount of One Million Two Hundred Thousand Dollars ($1,200,000.00) plus the costs to the plaintiff. The United States may appeal the ruling of the Court within 60 days of the judgment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2011	By:	/s/ Darryl K. Horne
Darryl K. Horne
Chief Executive Officer